Exhibit 10.1

LEXINGTON REALTY TRUST
1994 EMPLOYEE STOCK PURCHASE PLAN
(updated as of October 24, 2014)

1.Purpose. The purpose of the Lexington Realty Trust 1994 Employee Stock Purchase Plan (formerly known as, the Lexington Corporate Properties Trust 1994 Employee Stock Purchase Plan, the “Plan”) is to advance the interests of Lexington Realty Trust (formerly known as Lexington Corporate Properties, Inc., which is referred to herein as the “Predecessor”) (the “Company”) by providing an opportunity for eligible employees of the Company and of its designated subsidiaries to elect to purchase shares of beneficial interest, $0.0001 par value per share, classified as “common stock” (“Common Stock”), of the Company (a “Stock Purchase Election”) and to encourage such employees to continue in the employ of the Company or such subsidiaries. It is intended that the Plan constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”). As used herein, “subsidiary” shall have the meaning of “subsidiary corporation” under Section 424(f) of the Code; provided that, in the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee (as defined below), also be applicable to any company that is a “parent corporation” with respect to the Company under Section 424(e) of the Code.
2.Effective Date. The Plan was adopted by the Board of Trustees of the Predecessor on March 16, 1994 and became effective upon the approval of stockholders representing a majority of the shares of Common Stock present, or represented, and entitled to vote at the Company’s 1994 Annual Meeting.
3.Stock Subject to the Plan. Common Stock offered under the Plan may, in whole or in part, be authorized but unissued shares, treasury shares, or any other issued shares subsequently reacquired by the Company. Subject to adjustment provided in Paragraphs 14 and 15, the maximum number of shares of Common Stock which may be delivered pursuant to the Plan shall not exceed 1,000,000 shares. Common Stock offered under an offering under the Plan and for any reason not purchased, as well as all shares not previously offered, will be available for subsequent offerings under the Plan.
4.Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Company, all of the members of which Committee must be trustees of the Company who will not perform any service for the Company other than as trustees and must qualify as “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided that the Board (after giving consideration to, without limitation, Section 16 of the Exchange Act) may choose a different administrator, in which case references below to the “Committee” shall be deemed to be references to such administrator. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company (and any participating subsidiaries), the participants and all other persons. Notwithstanding any other provision of the Plan, any action by the Committee or provision of the Plan that would cause the Plan to lose an otherwise available exemption under Rule 16b-3 of the rules of the Securities and Exchange Commission shall be null and void and of no force or effect.
5.Duration of the Plan. Subject to the provisions of Paragraph 22, the Plan shall terminate when all shares of Common Stock that may be offered under the Plan have been acquired.

6.Stock Purchases Under the Plan. From time to time within the limits of the Plan, the Committee may determine that shares of Common Stock will be made available for purchase through offerings thereof made by the Company under the Plan. Such offerings shall be restricted to eligible employees of the Company and of its designated subsidiaries. The Committee may from time to time designate the subsidiaries of the Company (including corporations that become subsidiaries of the Company after the date the Plan is approved by the Company’s stockholders pursuant to Paragraph 2) whose employees may participate in any offering under the Plan and shall, by written notice to prospective participants fix, subject to the provisions hereof; the terms and conditions of each offering, including (i) the period of each offering (the “Offering Period”), which shall not exceed 12 months, (ii) the period (the “Election Period”) within which an employee must (a) elect to participate and (b) specify (I) the amount (expressed as a percentage) of such participant’s annual rate of regular basic salary to be contributed each pay period to the purchase of shares of Common Stock under the Plan, (II) whether, with respect to shares purchased under the Plan, the participant wishes to participate in the Dividend Reinvestment Plan of the Company and (III) such other matters as the Committee shall determine, subject to providing equal rights and privileges to all employees eligible to participate in the offering. Each Election Period may end prior to the commencement of an Offering Period or continue after the commencement of such Offering Period, but must end no later than the day before the first payroll date to occur during such Offering Period. The Committee may permit, in its discretion, subject to providing equal rights and privileges to all employees eligible to participate in the offering, an employee to make (i) a Stock Purchase Election that is irrevocable for the Offering Period (an “Irrevocable Election”), (ii) an irrevocable Stock Purchase Election at least six months prior to the effective date of such Stock Purchase Election (a “Six-Month Election”), or (iii) a standing election that is made at least six months prior to the effective date of the first Stock Purchase Election to which it applies and that may be revoked only prospectively on six months’ notice (a “Standing Election”)

7.Eligible Participants. All employees of the Company and of such subsidiaries as may be designated by the Committee, including officers and members of the Board of Trustees who are also employees of the Company, shall be eligible to participate in the Plan upon completion of a properly executed Authorization (as herein defined) in accordance with the provisions of Paragraph 21, other than: (i) any employee whose customary employment by the Company or a designated subsidiary is 20 hours or less per week, (ii) any employee whose customary employment by the Company or a designated subsidiary is for not more than five months in any calendar year, (iii) any employee who, as of the first day of the Offering Period, would own stock or hold outstanding options to purchase stock, possessing in the aggregate (as determined under Sections 423 and 424 (d) of the Code) 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary, and (iv) any employee if the grant of an option hereunder would permit his rights to purchase stock under the Plan and under all other employee stock purchase plans, if any, of the Company and its subsidiaries to accrue (as determined under Section 423 of the Code) at a rate which exceeds $25,000 of fair market value of such stock, determined at the time such option is granted, for each calendar year in which such option is outstanding at any time.
8.Determination of Price. The price at which the shares of Common Stock may be purchased in any offering under the Plan shall be 95% of the fair market value of the Common Stock as of the date of purchase. As used in this Paragraph 8, fair market value of the Common Stock shall be determined by the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) as reported on the Composite Tape on the day prior to the date in question, or if not listed on the NYSE, the closing price on the exchange on which the Common Stock is then listed, or if not listed on any exchange, the closing price reported on the NASDAQ National Market System. However, if there is no trading of the Common Stock on the day prior to the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine the fair market value of the Common Stock. If the fair market value of the Common Stock for any date in question cannot be determined as hereinabove provided, the fair market value of the Common Stock shall be determined by the Committee by whatever method or means the Committee, in the good faith exercise of its authority, at that time shall deem appropriate.
9.Method of Payment, Purchase of Common Stock. Shares of Common Stock purchased under the Plan will be paid for by payroll deductions during the Offering Period. On each regular payroll date, the amounts so deducted shall be paid over to the Company and the number of shares of Common Stock purchased by the participant shall be credited to an account maintained by the Company for administrative purposes for such participant (an “Account”).
10.Right of Cancellation, Cessation of Participation Each participant, by signing and delivering written notice to the Committee consistent with the Plan and the election made by the participant, on a form specified for such purpose by the Committee, at such times as may be established by the Committee, cancel such participant’s Stock Purchase Election under such offering and, in such case, all full shares of Common Stock held in such participant’s Account shall be delivered to him or his legal representative as soon as practicable. A participant who cancels such participant’s Stock Purchase Election under an offering shall not again be eligible to elect to purchase shares under such offering. If a participant cancels a Stock Purchase Election as provided for in this Paragraph 10 or an active participant fails to make a Stock Purchase Election for a subsequent Offering Period, such participant shall not be permitted to make a Stock Purchase Election until at least six months have elapsed from the date of a cancellation or the last day of the Election Period during which a Stock Purchase Election is not made, as the case may be; provided that this sentence shall not apply to cessation of participation at the end of an Offering Period to which a Six-Month Election applies and shall not apply to revocations of Standing Elections.
11.Termination of Employment. If the employment of any participant shall terminate, such participant’s continuing participation in the Plan and purchases of Common Stock hereunder shall terminate, and no additional purchases of shares of Common Stock under the Plan on behalf of such participant shall be made.
12.Issue of Common Stock. Each participant shall have the right, upon written notice to the Committee, to withdraw any shares of Common Stock purchased on his behalf under the Plan and held in his Account at any time, but no more frequently than once each month. Shares of Common

Stock purchased under the Plan and not withdrawn shall be issued as soon as practicable after the end of the Offering Period applicable to such shares. Participants shall have rights as stockholders with respect to any shares purchased under the Plan as of the date such shares are credited to such participant’s Account Unless such shares are acquired pursuant to an Irrevocable Election, Six-Month Election or a Standing Election, shares of Common Stock acquired during an Offering Period shall not be disposed of until six months have elapsed from the last day of such Offering Period.

13.Assignability, Incompetence. No assignment or transfer (except by will or the laws of descent and distribution) by an employee or former employee, and no assignment or transfer by an employee’s or former employee’s legal representatives, of any option, election to purchase shares, funds in an Account, or any other interest under the Plan or under any Account, or any other voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, garnishment or attachment, may be made nor will be recognized. During an employee’s lifetime, the right to purchase shares granted to the employee shall be exercisable only by such employee. Notwithstanding the foregoing, if the Committee determines that any individual entitled to take action or receive payments hereunder is an infant or incompetent by reason of physical or mental disability, it may permit such action to be made by or cause such payments to be made to a different individual, without any further responsibility with respect thereto under the Plan.

14.Stock Dividends, Stock Splits, Stock Combinations, Recapitalization. Appropriate adjustment shall be made by the Committee in the maximum number of shares of Common Stock subject to the Plan to give effect to any stock dividends, stock splits, reverse stock splits, stock combinations, reclassifications, recapitalizations and other similar changes in the capital structure of the Company.

15.Merger, Sale of Assets, Dissolution. In the event of a change of the Common Stock of the Company resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number of shares which thereafter may be delivered under the Plan shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Committee, a merger or a similar reorganization which the Company does not survive, a liquidation or distribution of the Company, or a sale of all or substantially all of the assets of the Company, shall cause every outstanding Stock Purchase Election to terminate unless any surviving entity agrees to assume the obligations hereunder.

16.Compliance with Government Law and Regulations. The Plan, each offering thereunder, and the obligation of the Company to sell and deliver Common Stock thereunder shall be subject to all applicable Federal, state and local Jaws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under, and the obtaining of any approval under or compliance with, any Federal, state or local law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Certificates for shares of Common Stock issued hereunder may be legended as the Committee may deem appropriate.

17.Sale of Common Stock Purchased Under the Plan. The Committee may establish policies governing the sale of Common Stock purchased hereunder by employees, which may be policies of more general applicability. Each employee shall assume the risk of any market fluctuations in the price of Common Stock purchased by him under the Plan.

18.Expenses Related to the Plan. The Company will bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock purchased under the Plan.

19.Withholding Taxes; Delivery of Shorn The Company’s obligation to deliver Common Stock pursuant to the Plan, in whole or in part, shall be subject to each employee’s satisfaction of all applicable Federal, state and local income and employment tax withholding obligations, The Company will, to the extent (if any) required by applicable law (and giving consideration to, without limitation, Section 16 of the Exchange Act), withhold Federal, state and/ or local taxes in connection with any purchase of shares of Common Stock under the Plan in such manner as may be acceptable to the Committee.

20.Plan and Rights 10 Purchase Common Stock Not to Confer Right with Respect to Continuance of Employment. The Plan and any right to purchase Common Stock granted under the Plan shall not confer upon any participant any right with respect to continuance of employment by the Company or any subsidiary, nor shall they restrict or interfere in any way with the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

21.Terms and Conditions of Stock Purchase Election.

(a) Each eligible employee may enroll in any offering under the Plan by signing and delivering to the Committee during the Election Period a written instrument in a form determined by the Committee (an “Authorization”):

(i)	indicating an election to participate in such offering;

(ii)	specifying the amount (expressed as a percentage) of such participant’s annual rate of regular basic salary be to contributed each pay period to the purchase of shares of Common Stock under the Plan;

(iii)	specifying whether, with respect to shares purchased under the Plan, the participant wishes to participate in the Dividend Reinvestment Plan of the Company; and

(iv)	containing such other provisions as the Committee may require.

Unless the employee withdraws from the Plan, in accordance with the provisions of the Plan, the Authorization so filed shall continue in effect throughout the Offering Period of the offering to which it relates.

(b) Only full shares of Common Stock may be purchased, The Company shall promptly refund any balance remaining in a participant’s Account, without interest, after the participant has elected to discontinue participation in the Plan.

Termination or Amendment of Plan. The Board of Trustees may from time to time suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment of the Plan shall be approved by stockholders representing a majority of the outstanding shares of capital stock of the Company present, or represented, and entitled to vote at a meeting of stockholders, assuming a quorum is present, to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or NASD or exchange listing requirements. No amendment, discontinuance or termination of the Plan shall alter or impair any rights outstanding at the time of such amendment, discontinuance or termination to purchase shares pursuant to any offering hereunder. The Plan will terminate in any event when all of the shares available for purchase under the Plan have been issued.

LEXINGTON REALTY TRUST

1994 Employee Stock Purchase Plan

Subscription Agreement

Original Application	Enrollment Date
Change in Payroll Deduction Rate
Change of Beneficiary (ies)

1.___________________________________ hereby elects to participate in the Lexington Realty Trust 1994 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.I hereby authorize payroll deductions from each paycheck in the amount of ____ % of my Compensation on each payday in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from participation in the Plan, any accumulated payroll deductions will be used to automatically purchase shares of Common Stock at the end of each offering period for which this Subscription Agreement remains in effect.

4.I have received a copy of the complete “Lexington Realty Trust 1994 Employee Stock Purchase Plan” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5.Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):

___________________________________________________________________________

___________________________________________________________________________
6.I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the applicable Enrollment Date (the date on which the right to purchase shares of Common Stock was granted) or one (1) year after the Exercise Date, I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in the amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my Compensation the amount

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necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand the I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of any amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) five percent (5%) of the fair market value of the shares on the last day of the applicable Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

Name: (Please Print)
	(First)	(Middle)	(Last)

Relationship
(Address)

Name: (Please Print)
	(First)	(Middle)	(Last)

Relationship
(Address)

Name: (Please Print)
	(First)	(Middle)	(Last)

Relationship
(Address)

Employee's Social Security Number:
Employee's Address:

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I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT UNLESS TERMINATED BY ME.

Date:
Signature of Employee

Spouse's Signature (If beneficiary other than spouse)

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LEXINGTON REALTY TRUST

1994 EMPLOYEE STOCKPURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Lexington Realty Trust 1994 Employee Stock Purchase Plan beginning on __________________________, 19___ (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from participation. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account. The undersigned understand and agrees that his rights to purchase Common Stock will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares and the undersigned shall be eligible to participate in the Plan only by delivering to the Company a new Subscription Agreement which shall be effective beginning with the next Enrollment Date.

Name and Address of Participant:

Signature:

Date:

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LEXINGTON REALTY TRUST

1994 EMPLOYEE STOCKPURCHASE PLAN

ACKNOWLEDGEMENT OF PLAN DOCUMENT

The undersigned participant in the Lexington Realty Trust 1994 Employee Stock Purchase Plan hereby acknowledges receipt of the Lexington Realty 1994 Employee Stock Purchase Plan updated as of October 24, 2014).

Name and Address of Participant:

Signature:

Date:

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